                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CAROLINA FINCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             CAROLINA FINCORP, INC.
                           115 South Lawrence Street
                              Post Office Box 1597
                     Rockingham, North Carolina 28380-1597
                                 (910) 997-6245

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on November 24, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Carolina Fincorp, Inc. (the "Company") will be held on November 24, 1997, at 2:00 p..m., Eastern Time, at the Calvin Little Room, Thomas H. Leath Memorial Library, 412 E. Franklin Street, Rockingham, North Carolina.

     THE PURPOSES OF THE ANNUAL MEETING ARE:

     1. To elect eight (8) persons who will serve as the directors of the Company until the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

     2. To ratify the selection of Dixon, Odom & Co., L.L.P. as the independent auditor for the Company for the fiscal year ending June 30, 1998;

     3.  To approve the Carolina Fincorp, Inc. Stock Option Plan;

     4. To approve the Richmond Savings Bank, Inc., SSB Management Recognition Plan;

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established September 30, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                    By Order of the Board of Directors

                                    /s/ Karen M. Rickett

                                    Karen M. Rickett
                                    Secretary
Rockingham, North Carolina
October 24, 1997

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                             Carolina Fincorp, Inc.

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                               November 24, 1997


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

          This Proxy Statement is being furnished to stockholders of Carolina Fincorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 24, 1997, at 2:00 p..m., Eastern Time, at the Calvin Little Room, Thomas H. Leath Memorial Library, 412 E. Franklin Street, Rockingham, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 24, 1997.

          Other than the matters listed on the attached Notice of 1997 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

          The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Richmond Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

          Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Any stockholder may vote for, against, or abstain from voting on any matter to come before the Annual Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR the nominees for election to the Board of Directors
                    ---
named in this Proxy Statement and FOR the other matters described in this Proxy
                                  ---
Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, but the proxy will be voted FOR the proposals on which no
                                         ---
instructions are given.

          The close of business on September 30, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,851,500 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

          The presence, in person or by proxy, of the holders of at least a majority of shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

          In order to be elected to the Board of Directors, a nominee need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. The other issues to be voted upon which are described in the Notice of Annual Meeting will be approved or ratified if the votes cast in favor of such action exceed the votes cast opposing the action.

          Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For purposes of all Proposals, abstentions will not be counted in tabulating the votes cast on such proposals. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially, more than 5% of the Company's Common Stock.


                                     Amount and
                                     Nature of              Percentage
                                     Beneficial                 of
Name and Address                    Ownership/1/             Class /2/
----------------                    ------------            -----------
Buena Vista Coggin                   127,000/3/                6.86%
511 Roberdel Road
Rockingham, NC 28379

Russell E. Bennett, Jr.              133,000/4/                7.19%
P.O. Box 579
Rockingham, NC 28380

Joe M. McLaurin                      122,200/5/                6.60%
P.O. Box 848
Rockingham, NC 28380


------------------------------------
/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals. Voting and investment power is not shared unless otherwise indicated.

/2/ Based upon a total of 1,851,500  shares of Common Stock outstanding.

/3/ This includes 112,000 shares of the Company's Common Stock held by the Richmond Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP"). Mrs. Coggin serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power for such shares.

/4/ This includes 112,000 shares of the Company's Common Stock held by the ESOP. Mr. Bennett serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power for such shares. This also includes 20,000 shares held in two separate trusts established by Mr. Bennett, for which Mr. Bennett has sole voting and investment power.

/5/ This includes 112,000 shares of the Company's Common Stock held by the ESOP. Mr. McLaurin serves as a trustee of the ESOP. The trustees of such plan share certain voting and investment power for such shares.


          Set forth below is certain information as of the Record Date regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors, each of the nominees for election to the Board of Directors, each of the members of the Board of Directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.


Name and Address              Amount and Nature of        Percentage of Class/3/
----------------              --------------------        ----------------------
                              Beneficial Ownership/1,2/
                              -------------------------
J. Stanley Vetter,                     21,282                     1.15%
Chairman of the Board of
Directors of the Bank and
the Company, Nominee for
Re-election 1424 Cumberland
Circle Rockingham,
North Carolina 28379

John T. Page, Jr., Vice                10,000                      .54%
Chairman of the Board of
Directors of the Bank and
the Company, Nominee for
Re-election P.O. Box 306
Rockingham, North Carolina
28380

Russell E. Bennett, Jr.,              133,000/4,5/                7.18%
Director of the Bank and
the Company, Nominee for
Re-election P.O. Box 579
Rockingham, North Carolina
28380

R. Larry Campbell,                     16,498/6/                   .89%
President and Chief
Executive Officer and
Director of the Bank and
the Company, Nominee for
Re-election P.O. Box 1597
Rockingham, North Carolina
28380

Buena Vista Coggin,                   127,000/5/                  6.86%
Director of the Bank and
the Company, Nominee for
Re-election 511 Roberdel Road
Rockingham, North Carolina
28379

Joe M. McLaurin, Director             122,200/5/                  6.60%
of the Bank and the
Company, Nominee for
Re-election P.O. Box 848
Rockingham, North Carolina
28380

W. Jesse Spencer, Director              2,182                      .12%
of the Bank and the
Company, Nominee for
Re-election 720 Scotland Avenue
Rockingham, North Carolina
28379

E.E. Vuncannon, Jr.,                   13,740                      .74%
Director of the Bank and
the Company, Nominee for
Re-election P.O. Box 56
Ellerbe, North Carolina
28338

John W. Bullard, Executive             16,925/7/                   .91%
Vice President and Chief
Operations Officer of the
Bank and the Company
13210 Andrew Jackson Hwy.
Laurinburg, NC 28352


Winston G. Dwyer, Treasurer and Chief
Financial Officer of the Bank and the Company    640                     .03%
4721 Main Street
Gibson, North Carolina 28343

----------------------------------         ---------                  ------

Directors and all Executive Officers         238,450/8/                12.88%
as a group (10 Persons)


/1/ Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

/3/ Based upon a total of 1,851,500 shares of Common Stock outstanding at the Record Date.

/4/ Includes 20,000 shares held in two separate trusts established by Mr. Bennett. Mr. Bennett has sole voting and investment power over all shares in the trusts.

/5/ Includes 112,000 allocated and unallocated shares of Common Stock held by the ESOP. Mrs. Coggin and Messrs.. Bennett and McLaurin are trustees of such Plan and share certain voting and investment power over such shares.

/6/ Includes 609 shares of Common Stock allocated to Mr. Campbell under the
ESOP.

/7/ Includes 408 shares of Common Stock allocated to Mr. Bullard under the
ESOP.

/8/ Includes 112,000 allocated and unallocated shares of Common Stock held by the ESOP. All allocated shares were calculated only once in determining the beneficial ownership of the Directors and Executive Officers as a group, even though such shares may have been attributed to more than one of the Officers and Directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1997, all of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

General

          The Bylaws of the Company provide that the number of directors of the Company shall not be less than five (5) nor more than fifteen (15). The exact number of directors shall be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at eight (8) members.

          The Articles of Incorporation and Bylaws provide that, at all times that the number of directors is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

          The Board of Directors has nominated the eight (8) persons named below for election as directors for the term specified or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. All nominees currently serve as Directors of the Company.

          The persons named in the accompanying form of proxy intend to vote any shares of the Common Stock represented by valid proxies received by them to elect the eight (8) nominees listed below as directors for the term expiring at the 1998 Annual Meeting of the shareholders, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those eight (8) nominees who receive the largest number of votes will be elected as directors of the Company until the next annual meeting of the shareholder or until their successors are elected and qualified. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

          The Board of Directors recommends a vote FOR all of the following
                                                   ---
nominees for election as directors.

          The following table sets forth as to each nominee, his name, age, principal occupation during the last five years and the year he was first elected as a director of the Bank.


                              Age on                                  Director
                             June 30,      Principal Occupation        of Bank
Name                           1997       During Last Five Years        Since
----                         --------     ----------------------      --------
J. Stanley Vetter               69      Physician in Rockingham,        1970
                                        North Carolina

John T. Page, Jr.               73      Attorney in Rockingham,         1975
                                        North Carolina


Russell E. Bennett, Jr.         71     Retired; formerly owner and     1982/(1)/
                                       president of Russell Bennett
                                       Chevrolet-Buick-Mazda, Inc.
                                       in Rockingham, North Carolina

R. Larry Campbell               53     President and Chief             1990
                                       Executive Officer of the
                                       Bank and the Company

Buena Vista Coggin              69     Retired; former President       1978
                                       of the Bank

Joe M. McLaurin                 70     Retired                         1978

W. Jesse Spencer                76     Certified Public Accountant     1988
                                       in Rockingham, North Carolina

E.E. Vuncannon, Jr.             68     President of E.E.               1969
                                       Vuncannon, Inc. Ellerbe,
                                       North Carolina, supplier of
                                       farm chemicals, feed and
                                       fertilizer


/1/ Mr. Bennett also served as a director from 1967 through 1970.

Board of Directors of the Bank

          The Bank also has an eight (8) member board of directors which is currently comprised of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

          The Company was organized in June 1996 by the board of directors of the Bank to acquire the capital stock of the Bank issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank (the "Conversion."). The Company did not actively engage in any business until after consummation of the Conversion on November 22, 1996. The Board of Directors is scheduled to meet on a quarterly basis or as needed. During fiscal 1997, the Board of Directors held five (5) meetings. The Bank's board of directors consists of the same members as the Board of Directors. The Bank's board of directors is scheduled to meet on a monthly basis. During fiscal 1997, the Bank's board of directors held sixteen (16) meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors, the Bank's board of directors and committees of both boards on which they served during the year ended June 30, 1997.

          The Board of Directors has one standing committee -- the Audit Committee. The Audit Committee of the Board consists of directors Spencer,
Chairman; Page and Coggin.   This committee is scheduled to meet annually to
review and discuss the annual audit report from the Company's and the Bank's independent auditor, and it also meets on an as-needed basis. The Committee met one time during the fiscal year ended June 30, 1997. It is responsible for meeting with and retaining internal auditors, overseeing the adequacy of internal control, and ensuring compliance with the Bank's policies and procedures and with generally accepted accounting principles.

          The Bank's board of directors has appointed five standing committees to which certain responsibilities have been delegated -- the Audit Committee, Executive Committee, the Investment Committee, the CRA committee and the Capital Planning Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee meets on an as-needed basis and performs similar functions as the Company's Audit Committee. The committee met one time in a joint meeting with the Company's Audit Committee during the fiscal year ended June 30, 1997.

          The Executive Committee is composed of directors Vetter, Chairman, Bennett, Campbell and Vuncannon. The Executive Committee makes recommendation to the full board of directors and acts on policies adopted by the full board of directors in the absence of a meeting of the entire board of directors. This committee meets on an as needed basis, and during the fiscal year ended June 30, 1997, the Executive Committee met six times.

          The Investment Committee is composed of directors McLaurin, Chairman, Bennett and Campbell. The Investment Committee is responsible for overseeing the implementation of the investment policy adopted by the Board and meets on an as needed basis. The Investment Committee met two times during the fiscal year ended June 30, 1997.

          The CRA Committee is composed of directors Coggin, Chairman, Page and Campbell. In addition, John W. Bullard, Executive Vice President, is a member of this committee. The CRA Committee is responsible for monitoring the Bank's compliance with the CRA and assessing community credit and deposit needs. This committee meets as needed and did not meet during the fiscal year ended June 30, 1997.

          The Capital Planning Committee is composed of directors Spencer, Chairman, Bennett, Vetter, McLaurin and Campbell. The Capital Planning Committee is responsible for determining the capital needs of the Bank and making recommendations regarding how those needs may be satisfied. This committee meets on an as needed basis and met six times during the fiscal year ended June 30, 1997.

Directors' Compensation

          Directors' Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, all non-employee members of the Bank's board of directors receive $1,000 per month. The Chairman of the Bank's board receives an additional $500 per month for serving as Chairman. In addition, all non-employee directors who serve on the Bank's board of directors receive $75 per committee meeting for their service. The fees for serving on the Bank's board of directors are subject to adjustment annually. In addition, during fiscal 1997, all non-employee board members received compensation of $150 for each of four additional special board meetings. Larry Campbell, the sole employee member of the Board of Directors and the Bank's board of directors does not receive additional fees or compensation for serving on both boards.

          The Bank has entered into deferred compensation agreements with its non-employee directors. Under the arrangements, the directors waive immediate receipt of their directors' fees for various periods of time in exchange for the Bank's agreement to pay to the director amounts over a specified period of time beginning at a date set forth in the agreements. Benefits are also payable to
designated beneficiaries upon the director's death.    The Bank has purchased
life insurance policies of which it is the beneficiary in order to fund the deferred compensation benefits. The total expense related to the directors' deferred compensation arrangements was approximately $98,285 in the fiscal year ended June 30, 1997.

Executive Officers

          The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.


                                                                   Employed By
                               Age on         Positions and        the Bank or
                              June 30,      Occupations During     the Company
Name                            1997         Last Five Years          Since
----                            ----         ---------------          -----
R. Larry Campbell                53       President and Chief          1984
                                          Executive Officer of
                                          the Company and the
                                          Bank

John W. Bullard                  46       Executive Vice               1988
                                          President and Chief
                                          Operations Officer
                                          of the Company and
                                          the Bank

Winston G. Dwyer                 39       Treasurer and Chief          1996
                                          Financial Officer of
                                          the Company and the
                                          Bank since January 1996;
                                          previously employed as
                                          C.P.A. from September 1993
                                          to December 1995 with G.B.
                                          Baines & Associates in
                                          Laurinburg, North Carolina;
                                          as a C.P.A. with Marvin
                                          Weaver, C.P.A. in
                                          Bennettsville, South
                                          Carolina from April 1993
                                          to September 1993; and as
                                          the City Accountant for
                                          Bennettsville, South
                                          Carolina, from January 1992
                                          to April 1993.


Executive Compensation

          The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

          The following table sets forth for the fiscal years ended June 30, 1997 and 1996 certain information as to the cash compensation received by and the amounts accrued for the benefit of the President of the Bank. No other executive officer of the Bank had cash compensation during the years ended June 30, 1997 and 1996 that exceeded $100,000 in any such year for services rendered in all capacities to the Bank.


                                            Year                                           Other Annual
    Name and                               Ending                                          Compensation            All Other
Principal Position                        June 30            Salary           Bonus          ($)/(1)/            Compensation
------------------                        -------            ------           -----        ------------          ------------
R. Larry Campbell,                         1997              $95,400        $9,977/(2)/     -----------          $13,045/(3)/
President and CEO

                                           1996              $96,888/(4)/   $1,000/(5)/     -----------          $18,282/(6)/

/1/ Under the "Other Annual Compensation" category, perquisites for the fiscal years ended June 30, 1997 and 1996, and did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Campbell.

/2/ Of this amount, (i) $8,977 represents a bonus applicable to performance during the fiscal year ended June 30, 1996, which amount was not paid until after the end of such fiscal year and (ii) $1,000 represents a Christmas bonus.

/3/ Includes (a) $3,027 contributed to the Bank's target benefit retirement plan for Mr. Campbell during fiscal 1997; (b) $2,906 contributed to the Bank's 401(k) retirement plan for Mr. Campbell during fiscal 1997; and (c) $7,112 accrued under a supplemental retirement plan established for the benefit of Mr. Campbell during fiscal 1997. A total of 609 shares of Common Stock of the Company with a market value of $9,363.38 or $15.375 per share as of June 30, 1997, were allocated to Mr. Campbell under the ESOP during the year.

/4/ Includes $1,835 for unused sick days and $1,731 for unused vacation days.

/5/ This amount represents a $1,000 Christmas bonus.

/6/ Includes (a) $10,114 contributed to the Bank's target benefit retirement plan for Mr. Campbell during fiscal 1996; (b) $2,892 contributed to the Bank's 401(k) retirement plan for Mr. Campbell during fiscal 1996; and (c) $5,276 accrued under a supplemental retirement plan established for the benefit of Mr. Campbell during fiscal 1996.

     Bonus Compensation. In June 1995, the Bank's board of directors approved a Management Incentive Program pursuant to which selected officers of the Bank could receive bonus compensation of up to 10% of their salaries if certain performance goals were achieved in fiscal year 1996. As a result of certain performance goals being met during fiscal year 1996, $17,843 was accrued in fiscal year 1996 and paid to the officers of the Bank during fiscal year 1997 as bonuses. As a result of the Conversion, no similar Management Incentive Program was adopted by the Bank's board of directors for fiscal 1997, and therefore, no bonuses have been accrued or will be paid to the officers during fiscal year 1997 as a result of the Bank's fiscal year 1997 performance.

     Target Benefit Plan. Prior to its termination on October 18, 1996, the Bank maintained a defined contribution target benefit plan for the benefit of all of its employees who had completed one year of service and who were at least twenty-one (21) years of age. Under the plan, the Bank contributed an actuarially determined amount for each participant based upon the individual level premium cost for the "target" benefit the Bank was attempting to provide the participant at retirement. The amount of the benefit was calculated using a formula that takes into account a participant's compensation and years of participation. The "target" retirement benefit was sixty percent (60%) of each participant's "compensation," reduced pro-rata for each year of service less than twenty-five (25), but may have been more or less than the amount, depending on the participant's account balance at his normal retirement date. For purposes of the plan, compensation meant the participant's highest consecutive three-year average salary over all years of service, excluding salary increases during the final five years of service. The total amount paid by the Bank to this retirement plan during fiscal year 1997 was $45,067, of which amount $28,429 had accrued in fiscal 1996 and $16,638 had accrued during fiscal 1997 until such payment. Upon termination of the plan, the accrued benefits were distributed to the plan participants.

     401(k) Profit Sharing Plan. The Bank has established a contributory savings plan for its employees, which meets the requirements of section 401(k) of the Code. All employees who are at least 21 and who have completed one year of service may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 3% of the participant's compensation. For purposes of the 401(k) plan, compensation means a participant's total compensation received from the employer.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after seven years of service as follows: 1 year, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 or more years, 100%.

     Benefits under the plan are payable in the event of the participant's retirement, death, disability, or termination of employment. Normal retirement age under the plan is 65 years of age with at least five years of participation in the plan. The plan also provides for early retirement within five years of the participant's normal retirement age. The total amount contributed by the Bank to the 401(k) plan during fiscal 1997 was $15,634.

     Retirement Plans. The Bank has adopted non-qualified supplemental retirement plans for the benefit of R. Larry Campbell, President, and John W. Bullard, Executive Vice President. Mr. Campbell's retirement plan provides a retirement benefit of $30,000 per year payable for ten years to Mr. Campbell and/or his family upon Mr. Campbell's retirement on or after age 65. The plan also provides a $30,000 per year disability benefit until age 65 and a death benefit of $300,000 to Mr. Campbell's family if he should die prior to retirement. Mr. Bullard's retirement plan provides a retirement benefit of $10,000 per year for ten years to Mr. Bullard and/or his family upon Mr. Bullard's retirement on or after age 65. Mr. Bullard's plan provides a $10,000 per year disability benefit until age 65 and a death benefit of $100,000 to Mr. Bullard's family if he should die prior to retirement. These plans are funded by insurance. The Bank's accrual for Mr. Campbell and Mr. Bullard's plans in fiscal year 1997 totaled $9,522.

     Other Benefits. The Bank provides its employees with group medical, dental, life and disability insurance benefits. Employees are also provided with vacation, holiday and sick leave.

     Employee Stock Ownership Plan. In connection with the Conversion, the Bank established the ESOP for eligible employees of the Bank. Employees with one year of service with the Bank and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 112,000 shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. It is expected that the loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Common Stock purchased by the ESOP and pledged as security for the loan is held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in full upon seven years of service with credit given for years of service prior to the Conversion. Benefits are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank has established a committee of the board of directors to administer the ESOP. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Employment Agreements. In connection with the Conversion, the Bank entered into employment agreements with R. Larry Campbell and John W. Bullard, in order to establish their duties and compensation and to provide for their continued employment with the Bank. The agreements provided for an initial annual base salary of $95,400 and $63,600, respectively. The agreements provided for an initial term of employment of three years. Commencing at the end of the initial three year term and continuing on each anniversary date thereafter, following a performance evaluation of the employee, each agreement may be extended for an additional year. The agreements also provide that the base salary shall be reviewed by the Bank's board of directors not less often than annually. In addition, the employment agreements provide for participation in bonus compensation plans established for the officers' positions and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office. The employment agreements provide that they may be terminated by the Bank upon the payment of twelve months compensation and without affecting the other benefits to which the officers are entitled under the agreements. The agreements may also be terminated by the officers upon sixty days written notice.

     The employment agreements provide that the nature of the employees' compensation, duties or benefits may not be diminished following a change in control of the Bank or the Company. For purposes of the employment agreements, a change in control generally will occur if (i) after the effective date of the employment agreements, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

     Severance Plan. In connection with the Conversion, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" of the Bank or the Company (as defined in the Severance Plan) and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than forty miles distant for the employee's primary work station within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee; or
(b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to one half of an employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements having a remaining term of more than two years are not covered by the Severance Plan.

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on the same terms, including interest rates and collateral, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors on terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.

     In addition, director John T. Page, Jr. is a partner of Page, Page & Webb, a law firm which performs legal services for the Bank.

                                  PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Dixon, Odom & Co., L.L.P., the Company's and the Bank's independent auditor for the year ended June 30, 1997 has been selected as the Company's and the Bank's independent auditor for the 1997 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of Dixon, Odom & Co., L.L.P. is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he/she so desires, and to respond to appropriate questions from stockholders.

     The Board of Directors recommends that the stockholders vote FOR this
                                                                  ---
proposal.

                                  PROPOSAL 3

           APPROVAL OF THE CAROLINA FINCORP, INC. STOCK OPTION PLAN

General

     The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors and officers with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward officers for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Officers of the Company, the Bank and any subsidiaries will be eligible to receive incentive stock options; directors will be eligible to receive only nonqualified stock options. If stockholder approval is obtained, options to acquire up to 185,150 shares of Common Stock will be awarded to officers, directors and employees of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant. No cash consideration will be paid for the award of the options.

Description of the Stock Option Plan

     The Prospectus of the Company, dated October 2, 1996, (the "Prospectus") delivered in connection with the Conversion and the Company's initial public offering, contained a summary of a stock option plan and of options which could be granted to directors and employees of the Company and the Bank. The stock option plan as described in the Prospectus contained certain provisions required by the regulations of the Federal Deposit Insurance Company (the "FDIC") in the event the stockholders had approved the plan less than twelve months following the Conversion. The Company has decided to seek stockholder approval of the Stock Option Plan more than twelve months after the Conversion. As a result, the FDIC regulations are no longer applicable to the plan. Consequently, the Board decided to adopt a Stock Option Plan with several provisions that differ from those presented in the Prospectus, including (i) accelerated vesting of options upon retirement or a "change in control" of the Company or the Bank; (ii) shorter vesting schedules for options; and (iii) the discretionary power to adjust the option exercise price to reflect the effects of returns of capital. The total number of options to be issued under the Stock Option Plan (options to purchase 10% of the number of shares issued in the Conversion) is as described in the Prospectus.

     The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed solely of two or more "nonemployee directors" as that term is defined by Exchange Act rules and regulations.

     Stock Options. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors and officers will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be equal to the average high and low selling prices of the Common Stock on the Nasdaq National Market ("Nasdaq"). Based upon the high and low selling prices on October 1, 1997, if options had been granted on that day, they would have an option price of $17.75, the per share market value of the Common Stock underlying the options on that date.

     All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Committee when making an award. Unvested options are forfeited if a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an employee or director of the Bank or the Company for any reason following a change in control of the Company, as defined in the Stock Option Plan. Options granted under the Stock Option Plan will have a term of ten years. Stock options are non-transferable except by will or the laws of descent and distribution.

     Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft or money order or, if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Committee) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a larger number of shares.

     Number of Shares Covered by the Stock Option Plan. A total of 185,150 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

     Amendment and Termination of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan is approved by stockholders and becomes effective by its terms. The Board may at any time alter, suspend, terminate or discontinue the Stock Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Stock Option Plan would not affect any previously granted options.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company or the Bank.

     The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

     Options granted to directors under the Stock Option Plan would be "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. SFAS No. 123 (i) establishes financial accounting and reporting standards for stock-based employee compensation plans,
(ii) defines a fair value method of accounting for an employee stock option or similar equity instrument, and (iii) encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     Stockholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by the stockholders.

     Options to be Granted. Upon shareholder approval, the Committee intends to grant to directors and officers of the Company and the Bank options to purchase a total of 138,862 shares of Common Stock under the Stock Option Plan. Options to purchase an additional 46,288 shares of Common Stock will be reserved for future grant under the Stock Option Plan. At this time, approximately 25 persons would be eligible to participate under the Stock Option Plan. Forfeited options will be subject to allocation later. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on page 20 sets forth in column two information with respect to the number of options that the Company anticipates would be granted to directors, executive officers and other employees as a group upon stockholder approval of the Stock Option Plan.

     In the Prospectus, it was originally anticipated that options granted under the Stock Option Plan would have a vesting schedule providing that 20% of the options granted would vest and become nonforfeitable on the first anniversary date of the option grant and 20% would vest and become nonforfeitable on each subsequent anniversary date thereafter, resulting in all options being vested in five years from the date of grant. However, it is currently anticipated that 20% of the aggregate number of options granted to officers of the Company and the Bank will be vested and exercisable on the date of grant and 20% of the aggregate number of such options granted will vest and become exercisable on each of the next four annual anniversary dates. It is expected that nonqualified stock options granted to the nonemployee directors of the Company and the Bank will be immediately vested and nonforfeitable.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CAROLINA
                                              ---
FINCORP, INC. STOCK OPTION PLAN.

                                  PROPOSAL 4

               APPROVAL OF THE RICHMOND SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN

General

     The Board of Directors of the Company and the Bank's board of directors have adopted and desire to establish the MRP, the objective of which is to encourage the continued service of directors, officers and employees of the Bank. The MRP will provide directors, officers and employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward employees for outstanding performance. All directors, officers and employees of the Bank are eligible for participation in the MRP.

Description of the MRP

     As with the Stock Option Plan, and as discussed under Proposal 3, the management recognition plan as described in the Prospectus contained certain provisions that were required by the FDIC if stockholder approval of the plan was obtained less than twelve months after the Conversion. Several provisions of the proposed MRP described below differ from those disclosed in the Prospectus, including a shorter vesting period and accelerated vesting upon a "change in control" of the Company or the Bank. In addition, the Bank may award its directors and executive officers a different percentage of total restricted shares under the MRP as was disclosed in the Prospectus. The following description of the MRP is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

     Administration. The MRP will be administered and interpreted by a committee of the board of directors of the Bank (the "MRP Committee") that is composed solely of two or more "nonemployee directors", as defined by the Exchange Act. The MRP Committee, in its sole discretion, will determine who will participate in the MRP.

     Awards of Restricted Stock. Upon stockholder approval, the MRP will acquire 74,060 shares of Common Stock, which is equal to 4% of the Common Stock issued in the Conversion. It is anticipated that these shares either will be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that the MRP acquires authorized but unissued shares, the interests of existing stockholders will be diluted.

     Shares of Common Stock granted pursuant to the MRP will be in the form of restricted stock which will vest over a period of time determined by the MRP Committee. Shares issued under the MRP will be issued at no cost to recipients. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been awarded under the MRP. However, until such shares have vested, recipients will not be entitled to any dividend representing a return of capital paid on such unvested shares until the shares vest; at which time such dividends, including any interest thereon, will be paid out proportionately by the MRP to the recipients thereof as soon as practicable after the share awards become vested. In addition, such unvested shares may not be sold, pledged or otherwise disposed of.

     If a recipient terminates employment for any reason other than death or disability, the recipient will forfeit all rights to the allocated shares which have not yet vested. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death, disability or retirement; as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be vested in the event of a change in control of the Company, as defined in the MRP.

     Amendment and Modification of the MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals. However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. Recipient may elect to accelerate the recognition of income to the time of the award notwithstanding the vesting schedule, pursuant to Section 83 of the Code. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

     Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal 3 Approval of Carolina Fincorp, Inc. Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the MRP vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting.

     Stockholder Approval. No shares will be granted under the MRP unless it is approved by the stockholders.

     Shares to be Granted. Upon shareholder approval, the MRP Committee intends to initially grant to directors, executive officers and all other employees of the Bank 55,545 shares of restricted stock, and 18,515 shares of stock shall be reserved for future issuance under the MRP. Future grants under the MRP may be of shares of stock purchased or issued by the Company. As a result of certain shares being reserved for future issuance under the MRP, there has been no determination as to exactly how many of the total shares issued will be distributed to each of the directors, executive officers and other employees. At this time, approximately 25 persons would be eligible to participate in the MRP.

     In the Prospectus, it was also originally anticipated that 20% of the shares granted under the MRP would vest and become nonforfeitable on the first anniversary date of the grant, and 20% would vest and become nonforfeitable on each subsequent anniversary date, resulting in all shares being vested in five years from the date of grant. However, it is currently anticipated that 20% of the shares granted will be vested and exercisable and 20% of the aggregate number of shares granted will vest and become exercisable on each of the four anniversary dates.

     The following table sets forth certain information with respect to awards the Company and the Bank anticipate would be made upon stockholder approval of the Stock Option Plan and the MRP. Column two lists the options that the Company anticipates would be granted to directors, executive officers and other officers as a group under the Stock Option Plan; column three lists the number of shares of Common Stock the Bank anticipates would be awarded to directors, executive officers and other employees as a group under the MRP. Column four sets forth the dollar value of the stock awards assuming a value per share of Common Stock equal to $17.75, which was the closing market price of the Common Stock on Nasdaq on October 1, 1997. This valuation is without regard to the restrictions on the shares of Common Stock awarded under the Management Recognition Plan.


Name and Position/1/           Stock Option Plan   Management Recognition Plan
-----------------------------  -----------------  ------------------------------

                               Number of Shares
                               ----------------
                               Subject to Stock   Number of Shares
                               ----------------   ----------------
                                    Options                         Dollar Value
                                    -------                         ------------
        Nonemployee Directors
        ---------------------
J. Stanley Vetter                    5,951              2,381        $ 42,262.75

John T. Page, Jr.                    5,951              2,381        $ 42,262.75

Russell E. Bennett, Jr.              5,951              2,381        $ 42,262.75

Buena Vista Coggin                   5,951              2,381        $ 42,262.75

Joe M. McLaurin                      5,951              2,381        $ 42,262.75

W. Jesse Spencer                     5,951              2,381        $ 42,262.75

E.E. Vuncannon, Jr.                  5,951              2,381        $ 42,262.75

    Total (7 persons)               41,657             16,667        $295,839.25
                                    ======             ======        ===========


           Executive Officers
           ------------------

R. Larry Campbell,                  34,715             10,978        $194,859.50
President, Chief Executive
Officer  and Director

John W. Bullard , Executive         13,890              5,000        $ 88,750.00
Vice President and Chief
Operating Officer

Winston G. Dwyer; Treasurer          4,000              2,000        $ 35,500.00
and Chief Financial Officer

    Total (3 persons)               52,605             17,978        $319,109.50
                                    ======             ======        ===========

Bank Non-Executive
Officer/Employees Group
    (15 persons for Stock Options)  44,600             20,900        $370,975.00
    (15 persons for MRP)

------------------------

/1/Position with Company, unless otherwise indicated.


     It is currently anticipated that 20% of the aggregate number of shares granted to directors, executive officers and employees will vest on the date of grant and promptly after stockholder approval of the MRP and that 20% of the aggregate number of shares granted will vest on each of the next four annual anniversary dates. The MRP Committee, in its sole and absolute discretion, may provide for an accelerated vesting schedule for directors, executive officers and employees who are eligible for retirement before the expiration of the anticipated four-year vesting schedule.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RICHMOND
                                                   ---
SAVINGS BANK, INC.,  SSB MANAGEMENT RECOGNITION PLAN.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Stockholders are being asked to approve the Stock Option Plan and MRP.
As set forth above, the Stock Option Plan and MRP will not be effective without the required stockholder approval. The executive officers and the members of the Boards of Directors of the Company and the Bank, all of whom are stockholders and who, as a group, have voting control over 238,450 shares (12.88%) of the Common Stock, will be participants of these plans. See "PROPOSAL 3 -APPROVAL OF CAROLINA FINCORP, INC. STOCK OPTION PLAN" and "PROPOSAL 4 - APPROVAL OF THE RICHMOND SAVINGS BANK, SSB MANAGEMENT RECOGNITION PLAN."

                PROPOSALS FOR 1998 ANNUAL STOCKHOLDERS' MEETING

     It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in November of 1998. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's executive office not later than June 20, 1997, and meet all other applicable requirements for inclusion therein.

     The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                 MISCELLANEOUS

          The Annual Report of the Company for the year ended June 30, 1997, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

          THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO ANY OF THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: CAROLINA FINCORP, INC., 115 SOUTH LAWRENCE STREET, POST OFFICE BOX 1597, ROCKINGHAM, NORTH CAROLINA 28380-1597, ATTENTION: KAREN M. RICKETT.



                                 By Order of the Board of Directors,

                                 /s/ Karen M. Rickett

                                 Karen M. Rickett
                                 Secretary

Rockingham, North Carolina
October 24, 1997

                                  APPENDIX A

                            CAROLINA FINCORP, INC.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Carolina Fincorp, Inc. (the "Corporation"), a North Carolina corporation, with its principal office in Rockingham, Richmond County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Richmond Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than 50% of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.    PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
           -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors and employees to remain in the management of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.    ADMINISTRATION.  The Plan shall be administered by a committee (the
           --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.    STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
           ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 185,150 shares, which is 10% of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina chartered savings bank on November 22, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.    ELIGIBILITY.  Options shall be granted only to individuals who meet
           -----------
all of the following eligibility requirements:

        (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

        (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

        (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.    OPTION GRANTS.  Subject to the provisions of this Plan, Options shall
           -------------
be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement attached hereto as Exhibit A (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.    OPTION PRICE.
           ------------

        (a) The option price of each Option granted under the Plan shall be not less than 100% of the market value of the stock on the date of grant of the Option. In the case of Incentive Stock Options granted to a shareholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than 110% of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

        (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the Common Stock owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee, by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.    EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
           ---------------------
date or dates of each Option, but such expiration date shall not be later than 10 years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall not be later than 5 years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this Section 7.

     8.    TERMS AND CONDITIONS OF OPTIONS.
           -------------------------------

        (a) All Options must be granted within 10 years of the Effective Date of this Plan as defined in Section 20.

        (b) The Committee may grant Options which are intended to be either Incentive Stock Options or Nonqualified Stock Options to an eligible employee.

        (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

        (d) Not less than 100 shares of Common Stock may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

        (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 17.

        (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may, in its discretion, grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

        (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. Except as otherwise specifically provided herein, the employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, as amended, and it shall be administered solely for that purpose.

     9.    EXERCISE OF OPTIONS.
           -------------------

        (a) Options granted to an optionee by virtue of his position as a nonemployee director of the Corporation or the Bank (as stated in the Option Agreement) or to an employee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

        (b) Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable upon the optionee's disability, within the meaning of Section 22(e)(3) of the Code, as set forth in Section 11 of this Plan, in the event of the optionee's death as set forth in Section 12 of this Plan, in the event of the optionee's retirement as set forth in Section 13 of this Plan, and in the event of a change in control as set forth in Section 14 of this Plan.

        (c) The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option. In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of
     Section 5 and Section 8(c) of this Plan.

        (d) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee.

        (e) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

        (f) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

        (g) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his or her position as a director or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his or her Options within the periods set forth in Sections 10, 11, 12, 13 and 14 below.

     10.    TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR
            ---------------------------------------------------------------
DEATH.  If any optionee receiving the grant of an Option by virtue of his
-----
position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary for any reason other than death, disability (as defined in Section 11), or retirement (as defined in Section 13) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of the Corporation, the Bank or any Subsidiary for any reason other than death, disability (as defined in Section 11), or retirement (as defined in Section 13), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and
(ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.    TERMINATION OF EMPLOYMENT - DISABILITY.  If any optionee receiving
            --------------------------------------
the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Code, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Code, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable, and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     12.    TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving the
            ---------------------------------
grant of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.    TERMINATION OF EMPLOYMENT - RETIREMENT.  If any optionee receiving
            --------------------------------------
the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by the Corporation, the Bank or any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable, and he may at any time prior to the date of expiration of the Option, exercise such Option, provided, however, that if the Option is exercised more than three (3) months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director, shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors, at any time after such optionee reaches age 70, or (ii) at the election of the optionee at any time after not less than 25 years of service as a member of the such board of directors, as applicable.

     14.    CHANGE IN CONTROL.  In the event that an optionee ceases to be an
            -----------------
employee or a director of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25% or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination, but in no event later than the date of expiration of the Option and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     15.    OPTIONAL CASH PAYMENT.   Upon the exercise of an Option, at the
            ---------------------
written request of the optionee, the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the market value per share (determined as set forth in Section 6 above) of Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Notwithstanding the above, such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder.

     16.    RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
            ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     17.    ADJUSTMENTS AFFECTING COMMON STOCK.
            ----------------------------------

        (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of

     Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

        (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock. In adjusting the exercise price per share of outstanding Options, the Committee may, in its discretion, (i) require all holders of outstanding Options to return such Options and reissue new Options with a new exercise price or (ii) adjust the Option Price without any such return and reissuance.

        (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

        (d) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

        (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Code.

     18.    INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
            ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the

Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     19.    APPLICATION OF FUNDS.  The proceeds received by the Corporation from
            --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     20.    NO OBLIGATION TO EXERCISE.  The granting of an Option shall impose
            -------------------------
no obligation upon the optionee to exercise such Option.

     21.    EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
            ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     22.    TERM OF PLAN.  Options and may be granted pursuant to this Plan from
            ------------
time to time within ten (10) years from the effective date of the Plan.

     23.    TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in
            ---------------------------
any resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     24.    WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
            -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.    TERMINATION AND AMENDMENT.  The Board may at any time alter,
            -------------------------
suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     26.    CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
            ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this

Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.    COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and
            ---------------------------------------------
expenses incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.    GOVERNING LAW.  Without regard to the principles of conflicts of
            -------------
laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.    INSPECTION OF PLAN.  A copy of this Plan, and any amendments
            ------------------
thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.    OTHER PROVISIONS.  The Option Agreements authorized under this Plan
            ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                  APPENDIX B
                                  ----------

                       RICHMOND SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN


     Richmond Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     1.    Purpose of this Plan.  The purpose of this Plan is to provide to the
           --------------------
directors, officers, employees and other servants (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Carolina Fincorp, Inc. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors, officers and servants of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

        2.     Administration of this Plan.
               ---------------------------

              (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two non-employee members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

              (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

              (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

              (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by E.E. Vuncannon, Jr., Buena Vista Coggin and John T. Page, Jr. (the "Trustees") and any successor or successors who from time to time may be appointed by the Board.

        3.    Shares of Common Stock Available Under the Plan.  The Plan shall
              -----------------------------------------------
acquire 74,060 shares of Common Stock of the Corporation, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on November 22, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Plan in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trustees until they have been awarded and distributed pursuant to the terms of this Plan.

        4.    Eligibility.  The Participants in this Plan to whom Awards may be
              -----------
made shall be the following: (i) members of the Board and members of the Board of Directors of any Subsidiary, and (ii) such officers and employees of the Bank and/or of any Subsidiary, as may be designated by the Board.

        5.    Stock Grant Agreement.  Subject to the provisions of Section 7
              ---------------------
hereof, effective after this Plan is approved by the shareholders of the Corporation, the Plan Shares shall be awarded and distributed to Participants. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement described in Section 7 (the "Stock Grant Agreement").

        6.    Vesting of Shares.
              -----------------

              (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

              (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

              (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason, other than as provided in Sections 6(d) and 6(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested, based upon the applicable schedule set forth in the Stock Grant Agreement, shall be forfeited and, provided this Plan has not terminated pursuant to Section 18 below, shall be available again for Awards to Participants as may be determined by the Committee. Any dividends previously received and held by the Trustees (or other escrow agent) on such forfeited shares pursuant to Section 8(c) below shall also be forfeited and expended in the discretion of the Committee.

              (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary because of such Participant's death, disability or retirement, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this plan, the term "retirement," as it relates to any employee of the Bank or any Subsidiary, shall mean (i) the termination of the Participant's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or any subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any person who is a Participant as a result of his or her participation as a director, shall mean the cessation of membership on such Board of Directors (i) with the approval of such Board of Directors, at any time after such Participant reaches age 70, or (ii) at the election of the Participant at any time after not less than 25 years of service as a member of such Board of Directors, as applicable.

              (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

        7.    Action Required of Participants.
              -------------------------------

              (a) If required by the Committee, each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation, the Bank, the Committee and the Trustees (i) that he is acquiring such shares on his own behalf as an investment and not with a present intention of distribution or re-sale and (ii) that there shall be placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference thereto. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

              (b) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, substantially in the form attached hereto as Exhibit A, modified as the Committee deems necessary or desirable, which shall be signed by such Participant.

        8.    Restrictions.
              ------------

              (a) Plan Shares subject to an award made under this Plan shall forthwith, after the Participant makes any representations required by Section 7 hereof, be issued in a certificate or certificates for such shares which shall be prepared in the name of such Participant or any transferee permitted by
Section 12(a) (a "Permitted Transferee"). Such Participant or transferee shall thereupon be a shareholder with respect to all of the shares, represented by such certificate or certificates and shall have all of the rights of a shareholder with respect to all of such shares including the right to vote such shares and, except as provided in Section 8(c) below, to receive all dividends and other distributions with respect thereto subject to possible forfeiture as set forth in Section 6 and subject to the provisions of Section 10 hereof.

              (b) Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Stock Grant Agreement and this Plan, and the transfer agent for Common Stock shall be instructed to that effect with respect to such shares. In aid of such restrictions, the Participant or Permitted Transferee shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Trustees or with such other escrow agent as may be designated by the Trustees, with the expenses of any such escrow arrangement to be borne by the Bank.

              (c) Any dividend, all or any part of which is intended by the Corporation's Board of Directors to be a return of capital to the Corporation's stockholders, which is paid in respect to shares subject to an Award prior to the expiration of the restricted period, as such term is defined in Section 12(b) herein, shall be held in its entirety (regardless of whether the entire dividend or a portion thereof qualifies or is intended to qualify as a return of capital) by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such unvested Plan Share is to be awarded pursuant to the Plan, and such dividend, including any interest thereon, will be paid out proportionately by the Trustees to the Participant or Permitted Transferee as soon as practical after the expiration of such restricted period.

              (d) In addition, all Plan Shares which are awarded with respect to Participants who are directors or executive officers of the Bank, without the written consent of the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce, may not be sold during a period of one year following the effective date of the Conversion, except upon death of the director or executive officer. Certificates of stock representing Plan Shares awarded during such one year period with respect to Participants who are directors and executive officers of the Bank (including those transferred to Permitted Transferees) shall be imprinted with a legend to that effect, and the transfer agent for such Plan Shares shall be instructed to that effect with respect to such shares.

              (e) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant or Permitted Transferee shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with one or more legends as provided in Sections 8(b) and 8(d) above and deposited by such Participant or Permitted Transferee with the Trustees, and all provisions of this Plan relating to vesting, restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant or Permitted Transferee free and clear of the restrictions herein set forth.

              (f) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of the Participant with respect to whom an Award is made (whichever position resulted in the Award, as set forth in the Stock Grant Agreement) should be terminated for any reason during the "restricted period" (as defined in Section 12(b) hereof), except as otherwise specifically provided in Section 6 hereof, the Participant's or Permitted Transferee's interest in the shares issued under this Plan shall be forfeited.

        9.    Effect of Award on Status of Participant.  The fact that an Award
              ----------------------------------------
is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

        10.    Voting Rights; Dividends; Other Distributions.  After an Award of
               ---------------------------------------------
Plan Shares to a Participant or Permitted Transferee, the Participant or Permitted Transferee shall have the full power to vote all of the Plan Shares held by the Trustees in his name from time to time and shall be entitled to receive all cash dividends or other distributions, except as otherwise provided in Section 8(c) herein, declared upon or paid with respect to any such Plan Shares held by the Trustees in his name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such Plan Shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or Permitted Transferee or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were issued; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of the shares held by the Trustees in his name, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participants or Permitted Transferees free and clear of the restrictions herein set forth.

              Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Plan Shares pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends or other distributions received by such Participant or Permitted Transferee with respect to such forfeited Plan Shares. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant.

        11.    Adjustment Upon Changes in Capitalization; Dissolution or
               ---------------------------------------------------------
Liquidation. In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

        12.    Non-Transferability.
               -------------------

              (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent or sibling, or legal dependent of such Participant, to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant, or to a civic or charitable organization designated by the Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in Section 8(b). In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in Section 8(b)

              (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in Section 6 hereof. The date of making an Award shall be the date of execution by a Participant of a Stock Grant Agreement in the form referred to in Section 7(b) hereof.

        13.    Impact of Award on Other Benefits of Participant.  The value of
               ------------------------------------------------
any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

        14.    Corporate Action.  The making of an Award under this Plan shall
               ----------------
not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

        15.    Tax Withholding. The Trustees, the Corporation, the Bank and any
               ---------------
Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustee, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

        16.    Exculpation and Indemnification.  In connection with this Plan,
               -------------------------------
no member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as a Trustee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

        17.    Amendment and Modification of this Plan.  The Board may at any
               ---------------------------------------
time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

        18.    Termination and Expiration of this Plan.  This Plan may be
               ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trustees pursuant to Section 2(d) which have not been allocated to eligible Participants, together with any other assets held by the Trustees in their capacities as such, shall revert to the Bank.

        19.    Effective Date.  This Plan has been adopted by the Board to be
               --------------
effective as of the date of approval of the Plan by the shareholders of the Corporation.

        20.    Captions and Headings; Gender and Number.  Captions and Section
               ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

        21.    Expenses of Administration of Plan.  All costs and expenses
               ----------------------------------
incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

        22.    Governing Law.  Without regard to the principles of conflicts of
               -------------
laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

        23.    Inspection of Plan.  A copy of this Plan, and any amendments
               ------------------
thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

                                                                       FOR
                                                   FOR      WITH       ALL
                                                            HOLD      EXCEPT

1. The approval of the election of the
   following named directors:                      [_]      [_]        [_]

   J. Stanley Vetter, John T. Page, Jr.,
   Russell E. Bennett, R. Larry Campbell,
   Buena Vista Coggin, Joe M. McLaurin,
   W. Jesse Spencer, and E.E. Vuncannon, Jr., who will serve as directors until the 1998
   Annual Meeting of Stockholders or until
   their successors are duly elected and
   qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                FOR      AGAINST      ABSTAIN

2. The ratification of Dixon, Odom & Co.,       [_]        [_]          [_]
   L.L.P. as The Company and Bank's inde-
   pendent auditor.

3. The approval of the Carolina Fincorp,        [_]        [_]          [_]
   Inc. Stock Option Plan.

4. The approval of the Richmond Savings         [_]        [_]          [_]
   Bank, Inc., SSB Management Recognition
   Plan.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE SPECIAL MEETING:   [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
If a proxy is returned and no instructions are given, the proxy will be voted FOR the election of the proposed nominees, the ratification of the independent auditor, and the approval of the Carolina Fincorp, Inc. Stock Option Plan and the Richmond Savings Bank, Inc., SSB Management Recognition Plan. If instruc-tions are given with respect to one but not all proposals, (i) such instruc-tions as are given will be followed and, (ii) the proxy will be voted FOR any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy com-mittee's best judgment.

[X]  PLEASE MARK VOTES          REVOCABLE PROXY
     AS IN THIS EXAMPLE      CAROLINA FINCORP, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 24, 1997
                                   2:00 P.M.

 The undersigned hereby appoints the official proxy committee of Carolina Fincorp, Inc. (the "Company") comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at Thomas H. Leath Memorial Library, Calvin Little Room, 412 E. Franklin Street, Rockingham, North Carolina, on November 24, 1997, at 2:00 p.m. and at any and all adjournments thereof, as follows:





                                                      --------------------------
  Please be sure to sign and date                     Date
   this Proxy in the box below.
--------------------------------------------------------------------------------


-- Stockholder sign above ---------------  Co-Holder (if any) sign above ------


 +                                                                         +
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
           /\                                             /\
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                             CAROLINA FINCORP, INC.


--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated October 24, 1997.
Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------